                                                                Exhibit 27(5)(a)

[LINCOLN LOGO]
Financial Group*

                                      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                      LIFE INSURANCE APPLICATION PART I

IMPORTANT NOTICE
Since you are applying for insurance, we'd like you to know more about our underwriting process, our information handling practices and what occurs after you submit your application.

THE UNDERWRITING PROCESS
All forms of insurance are based on the concept of risk-sharing. Underwriters seek to determine the level of risk represented by each applicant, and then assign that person to a group with similar risk characteristics. In this way, the risk potential can be spread among all policyholders within a given risk group, assuring that each assumes his fair share of the insurance cost. Underwriters collect and review risk factors such as age, occupation, physical condition, medical history and any hazardous avocations. The level of risk and premium for the amount of coverage requested is based on this information.

PRIVACY OF PERSONAL INFORMATION
The Lincoln Life & Annuity Company of New York is committed to keeping the personal information of our customers confidential and secure. We want to be sure that you know why we need to collect personal information from you. We also want to explain to you our commitment to protect the information you provide to us. We collect and keep only information that is necessary for Lincoln Life & Annuity Company of New York to provide services requested by you and to administer your business with us. We may collect personal information, such as your name, address, social security number, assets and income, and medical information, from you when you complete an application or other form, or from a consumer investigative report, as described below. In addition, we may collect nonpublic personal information such as policy values, payment history and transactions completed, as a result of transactions with us or with our affiliates or others.
You are our most important source of information and in some cases we may wish to telephone you directly for an interview. An interviewer may call you to ask additional questions which will aid in evaluating your application for insurance. You benefit because complete underwriting information may result in lower rates.

INVESTIGATIVE CONSUMER REPORT
As a part of our routine procedure for processing your initial application, we may request an investigative consumer report. The agency making the report may keep a copy of the report and disclose its contents to others for whom it performs similar services. The report typically includes information such as identity and residence verification, character, reputation, marital status, estimate of net worth and income, occupation, avocations, medical history, habits, mode of living and other personal characteristics. Additional information is usually obtained from several different sources. Confidential interviews are conducted with neighbors, friends, business associates, and acquaintances. Public records are carefully reviewed.
Past experience shows that information from investigative reports usually does not have an adverse effect on our underwriting decision. If it should, we will notify you in writing and identify the reporting agency. At that point, if you wish to do so, you may discuss the matter with the reporting agency.
You have the right to be interviewed as part of any investigative consumer report that is completed. If you desire such an interview, please indicate this at the time your application is submitted. If you request it, we will supply the name, address and telephone number of the consumer reporting agency so you may obtain a copy of the report.

SHARING INFORMATION
We only share your nonpublic personal information, with non-affiliated companies or individuals that we have contracted to perform services on our behalf as permitted by law, such as third party administrators and consumer reporting agencies, or to comply with legal or regulatory requirements. In the normal course of our business, we may disclose information we collect about you to non-affiliated companies or individuals that contract with us to perform services such as record keeping, preparation of statements, distribution of materials, computer related services, policy administration or joint marketing of our products and services. When we share personal information with service providers, we require the providers to agree to safeguard your information, to use the information only for the intended purpose, and to abide by applicable law.

EMPLOYEE ACCESS TO INFORMATION
Only employees with a valid business reason have access to your personal information. These employees are educated on the importance of maintaining the confidentiality and security of personal information. They are required to abide by our information handling practices.

MIB, INC.
Information you provide regarding your insurability or claims will be treated as confidential except that Lincoln Life & Annuity Company of New York or its reinsurers, may make a brief report of it to MIB, Inc. This is a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or submitted a claim, MIB, Inc. will provide the information it may have in its file.
Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in MIB, Inc.'s file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc.'s Information Office is: Post Office Box 105, Essex Station, Boston, MA 02112 - Telephone number (617) 426-3660.
Lincoln Life & Annuity Company of New York or its reinsurers, may also release information to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted if you authorize us to disclose information to those companies.

PROTECTION OF INFORMATION
Lincoln Life & Annuity Company of New York maintains security standards to protect confidential information, whether written, spoken, or electronic. We update and test our systems to ensure the protection and integrity of our information.

MAINTAINING ACCURATE INFORMATION
We strive to maintain secure, accurate, up-to-date customer records in accordance with industry standards. We have procedures in place to keep information current and complete. These procedures include responding to requests to correct inaccurate information in a timely manner.
If you would like to know what information Lincoln Life & Annuity Company of New York has on file about you or if you desire background information on the investigative consumer report, please write or call:

         INDIVIDUAL UNDERWRITING DEPARTMENT - MIN 2
         THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
         PO BOX 5048
         HARTFORD, CT  06102-5048
         (860) 466-1400

To protect your privacy, we will request proper identification (Social Security Number, Policy Number, etc.). We will then advise you of the nature and substance of the information by phone, or if you prefer, in writing. We can also arrange for you to see or obtain copies of the information in our files that was provided either by you or a third party. We may ask you pay for the cost of copying the information that you request.
We reserve the right to disclose medical information only to a doctor and we will request that you provide us with the name of your physician. Within 30 days from the date we receive your request, we will furnish you and/or your doctor the information that we have about you that you are entitled to receive.
If you believe any of the information in our files is incorrect or incomplete, you may request correction or amendment of our information and include any appropriate documentation to support your claim. We will either make the correction or place a concise statement from you in our files explaining the basis of your dispute. We will furnish a notice of the correction or your statement to other persons and organizations that have supplied us with such information or received it from us in the past.

DISCLOSURE OF PRIVACY NOTICE
We recognize and respect the privacy concerns of our customers. We are committed to safeguarding this information. Our Privacy Notice will be updated and distributed as required by law. It is also available upon request.

                                       1a

PROPOSED INSURED A                           (PLEASE PRINT IN BLUE OR BLACK INK)

 1a.  Name (FIRST, MIDDLE INITIAL & LAST)

     -----------------------------------------------------------------------------------------------------------------------------
 1b.  Residence Address (NO, STREET, P.O. BOX)

     -----------------------------------------------------------------------------------------------------------------------------
      City                                                   State                              Zip Code

     -----------------------------------------------------------------------------------------------------------------------------
 1c.  Sex / / Female / / Male          1d. DOB (MM/DD/YY)                 1e. Birth State          1f. SSN
     -----------------------------------------------------------------------------------------------------------------------------
 1g.  Driver's License No. & State                                        1h. Occupation
     -----------------------------------------------------------------------------------------------------------------------------
 1i.  Business Name & Address                                             1j.  Phone number & most convenient time to contact
     --------------------------------------------------------------------      Home (____) ____________________ / /AM / /PM
                                                                               Work (____) ____________________ / /AM / /PM
     -----------------------------------------------------------------------------------------------------------------------------
  2.  Do you have any Life Insurance or Annuities presently in force or applied for? (IF "YES", PROVIDE DETAILS.)     / /YES / /NO
      COMPANY                                     AMOUNT                                            IN FORCE    APPLIED FOR
                                                                                                       / /          / /
     -------------------------------------------------------------------------------------------
                                                                                                       / /          / /
     -------------------------------------------------------------------------------------------
                                                                                                       / /          / /
     -------------------------------------------------------------------------------------------
  3.  Have you or will you replace, discontinue coverage, stop paying premiums, initiate a reduction in face amount, or borrow or surrender cash value on any Life Insurance or Annuity if this insurance is issued? (IF "YES",
      PROVIDE DETAILS.)                                                                                               / /YES / /NO
      COMPANY                  POLICY NO.          AMOUNT                  ISSUE DATE                   1035 EXCHANGE
                                                                                                           / / YES
     -------------------------------------------------------------------------------------------
                                                                                                           / / YES
     -------------------------------------------------------------------------------------------
                                                                                                           / / YES
     -------------------------------------------------------------------------------------------
                                                                                                           / / YES
     -------------------------------------------------------------------------------------------
 4a.  Do you contemplate flying, or have you flown during the past 2 years as a pilot, student pilot or crew member?
      (IF "YES", AN AVIATION SUPPLEMENT IS REQUIRED.)                                                                 / /YES / /NO
 4b.  Do you plan to participate or, have you participated within the past 2 years, in motor vehicle or boat racing,
      hang gliding, sky, or scuba diving or similar sports? (IF "YES", AN AVOCATION QUESTIONNAIRE IS REQUIRED.)       / /YES / /NO
 4c.  Do you contemplate residence or travel outside of the United States or Canada for more than 30 days within the
      next year? (IF "YES", A FOREIGN TRAVEL OR RESIDENCE QUESTIONNAIRE IS REQUIRED.)                                 / /YES / /NO
 4d.  Have you smoked cigarettes in the past 36 months? (IF "YES", PROVIDE DETAILS BELOW.)
      Date last used? ________________   How much?  ________________                                                  / /YES / /NO
 4e.  Have you used tobacco products, excluding cigarettes, within the past 12 months? (IF "YES", CHECK ALL THAT
      APPLY.)
      / / cigar  / / pipe  / / chewing tobacco  / / snuff  / / nicotine patches/gum  / / Other______________          / /YES / /NO

      IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN SPACE PROVIDED BELOW

 4f.  Have you had any convictions within the past 3 years for motor vehicle moving violations, or had your
      license suspended, revoked or restricted?                                                                       / /YES / /NO
 4g.  Have you ever applied for any Life or Health Insurance which was denied, required an extra premium or was
      issued for a reduced amount?                                                                                    / /YES / /NO
 4h.  Are you applying or have you negotiated for other life or health insurance either formally or informally within
      the last six months?                                                                                            / /YES / /NO
 4i.  Have you ever been convicted of a felony?                                                                       / /YES / /NO
  5.  DETAILS (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
  6.  Provide full name/address/phone number of any physician(s), date of last visit, reason & treatment received:

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

                                       1b

PROPOSED INSURED B     RELATIONSHIP TO PROPOSED INSURED A

 1a.  Name (FIRST, MIDDLE INITIAL & LAST)
     -----------------------------------------------------------------------------------------------------------------------------
 1b.  Residence Address (NO, STREET, P.O. BOX, IF DIFFERENT THAN PROPOSED INSURED A.)

     -----------------------------------------------------------------------------------------------------------------------------
      City                                                   State                              Zip Code

     -----------------------------------------------------------------------------------------------------------------------------
 1c.  Sex / / Female / / Male          1d. DOB (MM/DD/YY)                 1e. Birth State          1f. SSN
     -----------------------------------------------------------------------------------------------------------------------------
 1g.  Driver's License No. & State                                        1h. Occupation
     -----------------------------------------------------------------------------------------------------------------------------
 1i.  Business Name & Address                                             1j.  Phone number & most convenient time to contact
     --------------------------------------------------------------------      Home (____) ____________________ / /AM / /PM
                                                                               Work (____) ____________________ / /AM / /PM
     -----------------------------------------------------------------------------------------------------------------------------
  2.  Do you have any Life Insurance or Annuities presently in force or applied for? (IF "YES", PROVIDE DETAILS.)     / /YES / /NO
      COMPANY                                     AMOUNT                                            IN FORCE    APPLIED FOR
                                                                                                       / /          / /
     -------------------------------------------------------------------------------------------
                                                                                                       / /          / /
     -------------------------------------------------------------------------------------------
                                                                                                       / /          / /
     -------------------------------------------------------------------------------------------
  3.  Have you or will you replace, discontinue coverage, stop paying premiums, initiate a reduction in face amount, or borrow or surrender cash value on any Life Insurance or Annuity if this insurance is issued? (IF "YES",
      PROVIDE DETAILS.)                                                                                               / /YES / /NO
      COMPANY                  POLICY NO.          AMOUNT                  ISSUE DATE                   1035 EXCHANGE
                                                                                                           / / YES
     -------------------------------------------------------------------------------------------
                                                                                                           / / YES
     -------------------------------------------------------------------------------------------
                                                                                                           / / YES
     -------------------------------------------------------------------------------------------
                                                                                                           / / YES
     -------------------------------------------------------------------------------------------
 4a.  Do you contemplate flying, or have you flown during the past 2 years as a pilot, student pilot or crew member?
      (IF "YES", AN AVIATION SUPPLEMENT IS REQUIRED.)                                                                 / /YES / /NO
 4b.  Do you plan to participate, or have you participated within the past 2 years, in motor vehicle or boat racing,
      hang gliding, sky, or scuba diving or similar sports? (IF "YES", AN AVOCATION QUESTIONNAIRE IS REQUIRED.)       / /YES / /NO
 4c.  Do you contemplate residence or travel outside of the United States or Canada for more than 30 days within the
      next year? (IF "YES", A FOREIGN TRAVEL OR RESIDENCE QUESTIONNAIRE IS REQUIRED.)                                 / /YES / /NO
 4d.  Have you smoked cigarettes in the past 36 months? (IF "YES", PROVIDE DETAILS BELOW.)
      Date last used? ________________   How much?  ______________                                                    / /YES / /NO
 4e.  Have you used tobacco products, excluding cigarettes, within the past 12 months? (IF "YES", CHECK ALL THAT
      APPLY.)
      / / cigar  / / pipe  / / chewing tobacco  / / snuff  / / nicotine patches/gum  / / Other______________          / /YES / /NO

      IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN SPACE PROVIDED BELOW

 4f.  Have you had any convictions within the past 3 years for motor vehicle moving violations, or had your
      license suspended, revoked or restricted?                                                                       / /YES / /NO
 4g.  Have you ever applied for any Life or Health Insurance which was denied, required an extra premium or was
      issued for a reduced amount?                                                                                    / /YES / /NO
 4h.  Are you applying or have you negotiated for other life or health insurance either formally or informally within
      the last six months?                                                                                            / /YES / /NO
 4i.  Have you ever been convicted of a felony?                                                                       / /YES / /NO
  5.  DETAILS (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
  6.  Provide full name/address/phone number of any physician(s), date of last visit, reason & treatment received:

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

POLICY INFORMATION

 7a.  Plan of Insurance _________________________________________ 7b.  Amount  $___________________________________________________

 7c.  Death Benefit Option (COMPLETE FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE PRODUCTS)
         / / 1-Level   / / 2-Increase/Cash Value    / / 3-Increase by: (CHECK ONE)  / / Premium  / / Premium Less Policy Factor____
                                                                                                                           (TABLE)

 7d.  Supplemental Benefits or Riders/If Available (PROVIDE FULL DETAILS IF APPLICABLE; E.G. FACE AMOUNTS, START YEAR, END YEAR,
      ETC.)

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------
 8a. Premium Frequency       / / Annually       / / Semi-Annually       / / Quarterly       / / Monthly (PAC)

 8b. Special Billing  (CHECK ONE, IF APPLICABLE.)   / / New List Bill   / / Existing List Bill (PROVIDE #) _________________

 8c. Automatic Premium Loan (COMPLETE FOR TERM & WHOLE LIFE ONLY.)  / / Yes  / / No

 8d. Policy Date      / / Save Age     / / Other  _______________

 8e. Premium Notices To (CHECK ALL THAT APPLY.)
     / / Insured's Residence   / / Insured's Business   / / Owner (PROVIDE ADDRESS BELOW.)  / / Other  _____________
      ----------------------------------------------------------------------------------------------------------------------------
 8f.   Owner Address ( NO, STREET, P.O. BOX)
      ----------------------------------------------------------------------------------------------------------------------------
       City                                                                      State              Zip Code
      ----------------------------------------------------------------------------------------------------------------------------
 8g.   Owner Social Security/Tax Identification Number
      ----------------------------------------------------------------------------------------------------------------------------
       OWNER THE PROPOSED INSURED IS THE OWNER UNLESS OTHERWISE SPECIFIED.
        -  If a TRUST, provide Trustee Name(s), Trust Name and Date of Trust.
        -  If SPLIT DOLLAR ENDORSEMENT, provide Owner's Name & Interest, Sub-Owner name and Relationship.
        -  If SPLIT DOLLAR ASSIGNMENT, submit appropriate assignment form AFTER policy is in force.
      ----------------------------------------------------------------------------------------------------------------------------
 9a.  If MULTIPLE OWNERS (CHECK ONE.) / / Joint with Right of Survivorship / / Tenants in Common (SPECIFY SHARES IN FRACTIONS OR
      PERCENTAGES.)
 9b.   Primary (PROVIDE FULL NAMES AND RELATIONSHIP.)

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------
 9c.   Contingent (IF ANY.)

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------
       TRUST VERIFICATION

       I/WE hereby certify that the Trustee(s) named in this application are the Trustee(s) for the named Trust, which is in full force and effect. Lincoln Life & Annuity Company of New York (hereinafter "Company") shall not be obliged to inquire into the terms of any trust agreement affecting this policy and shall not be chargeable with knowledge of the terms thereof. The Company may rely solely upon the signature(s) of the Trustee(s) named in this application to any receipt, release or waiver, or to any transfer or other instrument affecting this policy or any options privileges or benefits thereunder. Unless otherwise indicated, the signature(s) of all Trustee(s) named, or their successors, will be required to exercise any contractual right under the policy. The Company shall have no obligation to see to the use or application of any funds paid to the Trustee(s) in accordance with the terms of the policy. Any such payment made by the Company to the Trustee(s) shall fully discharge the Company with respect to any amounts so paid.

      ----------------------------------------------------------------------------------------------------------------------------
       BENEFICIARY BENEFICIARIES SHARE EQUALLY UNLESS OTHERWISE INDICATED.
        - If a TRUST, provide Trustee Name(s), Trust Name and Date of Trust.
      ----------------------------------------------------------------------------------------------------------------------------
10a.   Primary (PROVIDE FULL NAMES AND RELATIONSHIP.)

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------
10b.   Contingent (IF ANY.)

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

                                       3a

NON-MEDICAL PROPOSED INSURED A (ANSWER THIS SECTION ONLY WHEN REQUIRED.)
(IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN SPACE PROVIDED BELOW.)

11.     HAVE YOU EVER HAD ANY INDICATION OF, OR BEEN TREATED FOR:                                                        YES   NO

a.      Chest pain, high blood pressure, heart disease, heart murmur or other disorders of the heart or blood vessels?   / /  / /

b.      Ulcers, colitis, jaundice, or other diseases of the stomach, liver, intestines, gallbladder, kidney or urinary
        bladder?                                                                                                         / /  / /

c.      Seizures, fainting, dizziness, epilepsy, stroke or paralysis?                                                    / /  / /

d.      Any nervous, mental, or emotional disorder, or received counseling for anxiety, depression, stress or any
        other emotional condition?                                                                                       / /  / /

e.      Any tumor, cancer, cysts or any disorder of the lymph nodes?                                                     / /  / /

f.      Arthritis, gout, or any disorder of the back, spine, muscles, nerves, bones or joints?                           / /  / /

g.      Diabetes, thyroid, or other endocrine or glandular disorder?                                                     / /  / /

h.      Anemia or any other blood disorder?                                                                              / /  / /

i.      Asthma, emphysema, shortness of breath, sleep apnea or any other disorder of the respiratory system?             / /  / /

j.      Any disorder of the eyes, ears, nose or throat?                                                                  / /  / /

k.      Any complication of pregnancy or disorder of the reproductive organs (testicles, prostate, breasts, ovaries,
        uterus, cervix etc.)?                                                                                            / /  / /

l.      Any allergy or skin disorder?                                                                                    / /  / /

m.      Any mental or physical disorder not listed above?                                                                / /  / /

12.     Have you ever been diagnosed as having or been treated by a physician for Acquired Immune Deficiency Syndrome
        or an AIDS related condition?                                                                                    / /  / /

13.     Have you had or been advised to have a check-up, EKG, x-ray, blood or urine test or any other diagnostic test
       (other than HIV tests)?                                                                                           / /  / /

14.     Have you been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised to have
        any hospitalization or surgery which has not been completed?                                                     / /  / /

15.     Are you now under the treatment or care of a health care practitioner for any reason?                            / /  / /

16.     Have you ever used hallucinogenic or narcotic drugs not prescribed by a doctor?                                  / /  / /

17.     Have you ever been treated for drug abuse or been advised by your doctor to limit your use of any medication,
        prescribed or not?                                                                                               / /  / /

18.     Have you ever been treated for alcohol abuse or been advised to limit your use of alcohol?                       / /  / /

19.     Have you used alcoholic beverages?                                                                               / /  / /
         (IF YES, PROVIDE TYPE, FREQUENCY & AMOUNT.)   Type__________________ Frequency ___________ Amount___________

20.     Is there any history of diabetes, cancer or heart disease in parents or siblings?                                / /  / /

21.     DETAILS (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------
22.     Height _____  Weight _____  Indicate any weight change in past year _________  Birth Weight ______ (IF AGE 5 OR YOUNGER.)
      ----------------------------------------------------------------------------------------------------------------------------
23.                               Age if Living & Health Status                                 Age at Death & Cause
      ----------------------------------------------------------------------------------------------------------------------------
   a.   Father
      ----------------------------------------------------------------------------------------------------------------------------
   b.   Mother
      ----------------------------------------------------------------------------------------------------------------------------
   c.   Sibling(s)
      ----------------------------------------------------------------------------------------------------------------------------

                                       3b

NON-MEDICAL PROPOSED INSURED B (ANSWER THIS SECTION ONLY WHEN REQUIRED.) (IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN SPACE PROVIDED BELOW.)

11.     HAVE YOU EVER HAD ANY INDICATION OF, OR BEEN TREATED FOR:                                                        YES   NO

a.      Chest pain, high blood pressure, heart disease, heart murmur or other disorders of the heart or blood vessels?   / /  / /

b.      Ulcers, colitis, jaundice, or other diseases of the stomach, liver, intestines, gallbladder, kidney or urinary
        bladder?                                                                                                         / /  / /

c.      Seizures, fainting, dizziness, epilepsy, stroke or paralysis?                                                    / /  / /

d.      Any nervous, mental, or emotional disorder, or received counseling for anxiety, depression, stress or any
        other emotional condition?                                                                                       / /  / /

e.      Any tumor, cancer, cysts or any disorder of the lymph nodes?                                                     / /  / /

f.      Arthritis, gout, or any disorder of the back, spine, muscles, nerves, bones or joints?                           / /  / /

g.      Diabetes, thyroid, or other endocrine or glandular disorder?                                                     / /  / /

h.      Anemia or any other blood disorder?                                                                              / /  / /

i.      Asthma, emphysema, shortness of breath, sleep apnea or any other disorder of the respiratory system?             / /  / /

j.      Any disorder of the eyes, ears, nose or throat?                                                                  / /  / /

k.      Any complication of pregnancy or disorder of the reproductive organs (testicles, prostate, breasts, ovaries,
        uterus, cervix etc.)?                                                                                            / /  / /

l.      Any allergy or skin disorder?                                                                                    / /  / /

m.      Any mental or physical disorder not listed above?                                                                / /  / /

12.     Have you ever been diagnosed as having or been treated by a physician for Acquired Immune Deficiency Syndrome
        or an AIDS related condition?                                                                                    / /  / /

13.     Have you had or been advised to have a check-up, EKG, x-ray, blood or urine test or any other diagnostic test
        (other than HIV tests)?                                                                                          / /  / /

14.     Have you been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised to have
        any hospitalization or surgery which has not been completed?                                                     / /  / /

15.     Are you now under the treatment or care of a health care practitioner for any reason?                            / /  / /

16.     Have you ever used hallucinogenic or narcotic drugs not prescribed by a doctor?                                  / /  / /

17.     Have you ever been treated for drug abuse or been advised by your doctor to limit your use of any medication,
        prescribed or not?                                                                                               / /  / /

18.     Have you ever been treated for alcohol abuse or been advised to limit your use of alcohol?                       / /  / /

19.     Have you used alcoholic beverages?
         (IF YES, PROVIDE TYPE, FREQUENCY & AMOUNT.)   Type __________________ Frequency ___________ Amount ___________

20.     Is there any history of diabetes, cancer or heart disease in parents or siblings?                                / /  / /

21.     DETAILS (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------------
22.    Height _____  Weight _____  Indicate any weight change in past year _________  Birth Weight ______ (IF AGE 5 OR YOUNGER.)
      ----------------------------------------------------------------------------------------------------------------------------
23.                               Age if Living & Health Status                                 Age at Death & Cause
      ----------------------------------------------------------------------------------------------------------------------------
   a.   Father
      ----------------------------------------------------------------------------------------------------------------------------
   b.   Mother
      ----------------------------------------------------------------------------------------------------------------------------
   c.  Sibling(s)
      ----------------------------------------------------------------------------------------------------------------------------

ILLUSTRATION OF BENEFITS

Illustration of benefits, including death benefits, policy values and cash surrender values are available upon request.

DISCLOSURE NOTICE FOR POLICIES UNDER $25,000

Since the policy is issued with minimal or no medical underwriting, the premium rate charged includes an extra mortality risk charge. If you are healthy enough to qualify as a "standard" risk, premiums would likely have been lower if you had applied for a fully underwritten policy.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, it is certified that (a) the social security or Employer ID numbers shown in this application are correct taxpayer identification numbers, and (b) the holders of said numbers are not subject to any backup withholding of U.S. Federal income tax for failure to report interest or dividends.

CERTIFICATIONS

I/WE have read the questions and answers in this application and declare that they are complete and true to the best of my (our) knowledge and belief. I/WE understand, A) that this Application shall form a part of any Policy issued, and
B) that no Agent/Representative of the Company shall have the authority to waive a complete answer to any question in this Application, make or alter any contract, or waive any of the Company's other rights or requirements. I/WE further understand that (except as provided in the Temporary Life Insurance Agreement if advance payment has been made or acknowledged below and such Agreement issued), insurance will take effect under the Policy only when: 1) the Policy has been delivered to me/us; 2) the initial premium has been paid in full during the lifetime of the Proposed Insured(s); and 3) the Proposed Insured(s) remain in the same state of health and insurability as described in each part of the application at the time conditions 1) and 2) are met.

I/WE have paid $__________ to the Agent/Representative in exchange for the Temporary Life Insurance Agreement, and I/we acknowledge that I /we fully understand its terms.

AUTHORIZATION

The purpose of this authorization is to allow Lincoln Life & Annuity Company of New York, hereinafter Company, to determine eligibility for life coverage or a claim for benefits under a life policy.

I/WE authorize any medical professional, hospital or other medical institution, insurer, MIB, Inc., or any other person or organization that has any records or knowledge of me/us or my/our physical or mental health or insurability to disclose that information to the Company, its reinsurers, or any other party acting on the Company's behalf.

I/WE authorize the Company to disclose medical information to MIB, Inc., and to other insurers to whom I/we may apply for coverage.

This authorization shall be valid for two years after it is signed. A photographic copy of this authorization shall be as valid as the original. I/We will be given a copy of this authorization at my/our request.

I/WE understand that I/we may revoke this authorization at any time by written notification to the Company; however, any action taken prior to notification will not be affected.

If an investigative consumer report is obtained, I/we / / DO / / DO NOT request to be interviewed.

I/WE ACKNOWLEDGE receipt of the Important Notice containing the Privacy Notice, Investigative Consumer Report, and MIB, Inc., Information.



----------------------------------------   ---------------------------------------------   ------------------------
 SIGNATURE OF PROPOSED INSURED A            WITNESS (LICENSED REPRESENTATIVE)               DATE


----------------------------------------   ---------------------------------------------   ------------------------
 SIGNATURE OF PROPOSED INSURED B            WITNESS (LICENSED REPRESENTATIVE)               DATE


----------------------------------------   ---------------------------------------------   ------------------------
SIGNATURE OF APPLICANT/OWNER/TRUSTEE        WITNESS                                         DATE
(PROVIDE OFFICER'S TITLE IF POLICY IS
OWNED BY A CORPORATION.)


------------------------------------------------------
DATED AT (CITY AND STATE)

FINANCIAL INFORMATION

1.   Purpose of Insurance: (CHECK ONE.)
     / / Buy/Sell   / / Charitable Gift  / / Deferred Compensation  / / Estate Planning   / / Family Income
     / / Key Person  / / Outright Gift  / / Pension/Profit Sharing  / / Other__________________________________

2.   How long have you known the proposed insured?     __________________________

3a. Total Net Worth (EXCLUSIVE OF LIFE INSURANCE.)     $_______________         3b. Annual Earned Income    $______________
                                                                                3c. Other Income            $______________

4.  Total Amount of Life Insurance in force on the insured's parents and siblings? (JUVENILE ONLY, PROVIDE DETAILS BELOW.)
                                  AMOUNT                                                               AMOUNT

     Father                                                             Sibling
            ---------------------------------------------------                  -------------------------------------------------
    Mother                                                              Sibling
            ---------------------------------------------------                  -------------------------------------------------
    Sibling                                                             Sibling
            ---------------------------------------------------                  -------------------------------------------------

AGENT CERTIFICATION (THIS SECTION MUST BE SIGNED BY THE REPRESENTATIVE WHO COMPLETED THE APPLICATION AND IS SIGNING BELOW.)


THE LICENSED REPRESENTATIVE SIGNING BELOW CERTIFIES THAT:
     1) I have asked all the questions on this application, and I recommend this risk to the Company without reservation.
     2) I have asked my client if there is an intention to replace, reduce, surrender, borrow against or use any portion of any existing life insurance policy or annuity to finance any portion of the policy being applied for. IF A REPLACEMENT IS INTENDED, I HAVE GIVEN THE APPROPRIATE REPLACEMENT FORMS AND THE LINCOLN REPLACEMENT BROCHURE TO THE CLIENT AT THE TIME OF APPLICATION.



    -----------------------------------------------------------         ----------------------------------------------------------
     LICENSED REPRESENTATIVE SIGNATURE                                   PRINT LICENSED REPRESENTATIVE NAME


COMPENSATION INFORMATION (PLEASE COMPLETE THIS SECTION IN ITS ENTIRETY TO ENSURE THE APPROPRIATE PARTIES ARE COMPENSATED.)


PRINT FULL NAME                              SOCIAL SECURITY NO.    PRODUCER OR SA/PC CODE    SPLIT %
-------------------------------------------- ---------------------- ------------------------- -----------
Controlling Producer

Second Producer

Third Producer

Fourth Producer

Fifth Producer

COMPLETE THIS SECTION IF YOU ARE AFFILIATED WITH AN LBM, MGA, RAM OR RD.

MGA Name
LBM/RAM Name
Broker Dealer
Planning Specialist
Broker Dealer Client Account #

COMPLETE THIS SECTION IF YOU ARE AFFILIATED WITH A CAREER OFFICE.

OFFICE CODE __________________
(IF THIS IS A SPECIAL SELLING ARRANGEMENT, DETAILS BELOW.)

                           FOR VARIABLE BUSINESS ONLY

                                                                              (CHECK ONE BOX ONLY.)
Registered Representative Election (ELECTION IS IRREVOCABLE - CONTACT YOUR
BROKER/DEALER FOR DETAILS.)                                                    / / A  / / B  / / C